Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment Number 1 to the Quarterly Report on Form 10-QSB of Victory Capital Holdings Corporation (the “Company”) for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Jon Fullenkamp, Chief Executive Officer of Victory Capital Holdings Corporation certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 6, 2005

/s/Jon Fullenkamp
Jon Fullenkamp
Chief Executive Officer